UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as Specified in its Charter)

Bermuda	001-35784	98-0691007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of Principal Executive Offices)

(305) 436-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 26, 2026, Norwegian Cruise Line Holdings Ltd. (the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Elliott Investment Management L.P., a Delaware limited partnership, Elliott Associates, L.P., a Delaware limited partnership, and Elliott International, L.P., a Cayman Islands limited partnership (each, an “Elliott Party,” and together, the “Elliott Parties”).

Pursuant to the Cooperation Agreement, the Company has agreed to, among other things, (i) appoint Jonathan Cohen, Alex Cruz, Brian MacDonald and Kevin Lansberry to the Board, effective as of March 31, 2026 (the “Effective Date”), to such classes specified under Item 5.02 of this Current Report on Form 8-K; (ii) appoint John W. Chidsey as the Chairman of the Board and Alex Cruz as the Lead Independent Director of the Company, effective as of the Effective Date, and (iii) nominate each of Zillah Byng-Thorne, Alex Cruz, and Linda P. Jojo to stand for election as a director at the annual general meeting of shareholders in 2026 (the “2026 Annual Meeting”) with a term expiring at the annual general meeting of shareholders in 2029. In addition, the Company and the Elliott Parties will use reasonable best efforts to identify an additional mutually agreeable independent director (the “Additional Director”) to be appointed to the Board on or before September 30, 2026, provided that the Company determines it to be necessary and desirable to appoint an additional independent director in consultation with the Elliott Parties. The Company also agreed that the Board will reconstitute each of the committees of the Board such that the newly appointed directors receive proportionate representation on each committee.

The Cooperation Agreement further provides that in the event that any New Director is unable or unwilling to serve as a director or resigns as a director, is removed as a director or ceases to be a director for any other reason prior to the annual general meeting of shareholders in 2027 (the “2027 Annual Meeting”), the Company and the Elliott Parties will cooperate in good faith to select a mutually agreeable substitute director; provided, that at such time the Elliott Parties beneficially own a “net-long position” of, or have aggregate net-long economic exposure to, at least 3% of the Company’s then-outstanding ordinary shares, $0.001 par value per share.

The Cooperation Agreement includes certain voting commitments, customary standstill restrictions and non-disparagement provisions that remain in place until the earlier of (x) the date that is 30 calendar days prior to the notice deadline under the organizational documents for nominations of director candidates for election to the Board at the 2027 Annual Meeting and (y) February 11, 2027 (such period, the “Cooperation Period”).

The information set forth under Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

The Cooperation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Cooperation Agreement herein does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, the Board appointed Stephen Pagliuca to the Board, effective as of the Effective Date, to the class of directors whose terms expire at the 2027 Annual Meeting.

Also on March 26, 2026, David M. Abrams, Harry C. Curtis, Stella David, and Mary E. Landry each submitted his or her resignation from the Board and from any and all committees of the Board, effective as of the Effective Date. None of the departures from the Board described herein are due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Also on March 26, 2026, pursuant to the Cooperation Agreement, the Board appointed Jonathan Cohen, Alex Cruz, Brian MacDonald and Kevin Lansberry to the Board, effective as of the Effective Date, with Jonathan Cohen and Brian MacDonald appointed to the class of directors whose terms expire at the annual general meeting of shareholders in 2028, Kevin Lansberry appointed to the class of directors whose terms expire at the 2027 Annual Meeting, and Alex Cruz appointed to the class of directors whose terms expire at the 2026 Annual Meeting.

The Board has determined that each of the newly appointed directors is independent pursuant to the rules and regulations of the United States Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange.

The Board appointed, as of the Effective Date, each of Jonathan Cohen and Alex Cruz as a member of the Audit Committee of the Board (the “Audit Committee”) such that the Audit Committee consists of José E. Cil (Chairperson), Zillah Byng-Thorne, Jonathan Cohen, and Alex Cruz.

The Board appointed, as of the Effective Date, each of Jonathan Cohen, Alex Cruz and Stephen Pagliuca as a member of the Compensation Committee of the Board (the “Compensation Committee”) such that the Compensation Committee consists of Stephen Pagliuca (Chairperson), Jonathan Cohen, and Alex Cruz.

The Board appointed, as of the Effective Date, each of Brian MacDonald and Stephen Pagliuca as a member of the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”) such that the Nominating and Governance Committee consists of Zillah Byng-Thorne (Chairperson), Linda P. Jojo, Brian MacDonald, and Stephen Pagliuca.

The Board appointed, as of the Effective Date, each of Kevin Lansberry and Brian MacDonald as a member of the Technology, Environmental, Safety and Security Committee of the Board (the “TESS Committee”) such that the TESS Committee consists of Linda P. Jojo (Chairperson), José E. Cil, Kevin Lansberry, and Brian MacDonald.

Pursuant to the Company’s Directors’ Compensation Policy, each of the newly appointed directors will receive the following compensation: (i) an annual cash retainer of $100,000, payable in four equal quarterly installments, (ii) an annual committee member cash retainer of $20,000 for each of the committees served on, payable in four equal quarterly installments, and (iii) an annual restricted share unit (“RSU”) award on the first business day of each calendar year valued at $200,000 on the date of the award, which will vest in one installment on the first business day of the next calendar year (a pro-rated RSU award for 2026 will be awarded). Stephen Pagliuca will also receive an annual Compensation Committee chairperson retainer of $40,000.

Each of the newly appointed directors will enter into a standard form of the indemnification agreement of the Company, which was filed as Exhibit 10.2 to the Company’s Form 10-Q filed with the SEC on August 10, 2020, and incorporated herein by reference.

There are no arrangements or understandings between any of the newly appointed directors and any other person pursuant to which each was selected as a director of the Company, other than with respect to the matters referenced under Item 1.01 of this Current Report on Form 8-K.

There have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding the newly appointed directors that are required to be disclosed by Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with the appointments of the newly appointed directors, the Board increased the size of the Board from 8 to 9, effective as of the Effective Date.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On March 27, 2026, the Company issued a press release announcing its entry into the Cooperation Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Cooperation Agreement, by and among the Company and Elliott Investment Management L.P., Elliott Associates, L.P., and Elliott International, L.P., dated as of March 26, 2026

99.1	Press Release of Norwegian Cruise Line Holdings Ltd., dated as of March 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/ Daniel S. Farkas
		Name:	Daniel S. Farkas
		Title:	Executive Vice President, General Counsel, Chief Development Officer and Secretary